October 22, 2024

ABSOLUTE CAPITAL OPPORTUNITIES FUND

INSTITUTIONAL SHARES (CAPOX)

ABSOLUTE CONVERTIBLE ARBITRAGE FUND

INSTITUTIONAL SHARES (ARBIX)

INVESTOR SHARES (ARBOX)

ABSOLUTE FLEXIBLE FUND

INSTITUTIONAL SHARES (FLXIX)

ABSOLUTE STRATEGIES FUND

INSTITUTIONAL SHARES (ASFIX)

Supplement to the Prospectus and Statement of Additional Information

dated August 1, 2024

Effective October 22, 2024, the Absolute Strategies Fund changed its name to Absolute CEF Opportunities. As of October 22, 2024, Absolute CEF Opportunities disclosure is included in a separate prospectus and separate SAI which are available at www.absoluteadvisers.com or by calling (888) 992-2765. Accordingly, all references to Absolute Strategies Fund in the combined prospectus for the above four Funds are deleted.

You should read this supplement in conjunction with the Funds’ Prospectus and Statement of Additional Information, each dated August 1, 2024, and retain it for future reference.